                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Mercury Air Group, Inc. on Form S-3 of our report dated October 11, 2002, appearing in the Annual Report on Form 10-K of Mercury Air Group, Inc. for the year ended June 30, 2002, and to the references to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP


Los Angeles, California
May 2, 2003